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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-A

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934


                            BROADBAND SPORTS, INC.
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            (Exact name of registrant as specified in its charter)

          Delaware                                       95-4673805
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  (State of Incorporation)                  (I.R.S. Employer Identification No.)

1640 South Sepulveda Blvd., Suite 500, Los Angeles, California  90025
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(Address of principal executive offices and ZIP Code)


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [_]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [_]

Securities to be registered pursuant to Section 12(b) of the Act:

       Title of each class                    Name of each exchange on which
       to be so registered                    each class is to be registered

              None

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Securities to be registered pursuant to Section 12(g) of the Act:


                 Common Stock, par value    $0.001   per share
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                               (Title of class)
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Information Required in Registration Statement

Item 1.   Description of Registrant's Securities to be Registered

          Incorporated by reference to the description of capital stock commencing on page 79 of the Preliminary Prospectus contained in Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission November 24, 1999.

Item 2.   Exhibits

          The following exhibits are filed as part of this registration statement:

          1.1/1/  Specimen certificate for Registrant's Common Stock.

          2.1/2/  Amended and Restated Certificate of Incorporation.

          2.2/3/ Certificate of Amendment to Amended and Restated Certificate of Incorporation.

          2.2/4/  Second Amended and Restated Certificate of Incorporation.

          2.2/5/  Amended and Restated Bylaws.



--------------------
/1/ Incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 filed on November 24, 1999.

/2/ Incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 filed on November 24, 1999.

/3/ Incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 filed on November 24, 1999.

/4/ Incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1 filed on November 24, 1999.

/5/ Incorporated by reference to Exhibit 3.4 to the Registrant's Registration Statement on Form S-1 filed on November 24, 1999.


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Signature

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



Dated:  November 24, 1999.          Broadband Sports, Inc.


                                    By: /s/ Richard Nanula
                                        -------------------------------
                                        Richard Nanula


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                                  Index to Exhibits


Exhibit Number                           Description
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     1.1/1/      Specimen certificate for Registrant's Common Stock.
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     2.1/2/      Amended and Restated Certificate of Incorporation.
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     2.2/3/      Certificate of Amendment to Amended and Restated Certificate of Incorporation.
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     2.1/4/      Second Amended and Restated Certificate of Incorporation.
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     2.2/5/      Amended and Restated Bylaws.
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

-------------------
1 Incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 filed on November 24, 1999.

2 Incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 filed on November 24, 1999.

3 Incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 filed on November 24, 1999.

4 Incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1 filed on November 24, 1999.

5 Incorporated by reference to Exhibit 3.4 to the Registrant's Registration Statement on Form S-1 field on November 24, 1999.


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